Exhibit 10.1

Recording requested by

and when recorded mail to:

Gibson, Dunn & Crutcher LLP

333 South Grand Avenue

Los Angeles, CA 90071-3197

Attn: Andrew Cheng

Sixty-Third Supplemental Indenture

CALIFORNIA WATER SERVICE COMPANY

and

U.S. BANK NATIONAL ASSOCIATION

as

Trustee

Dated as of May 11, 2021

TABLE OF CONTENTS

i

Exhibits

EXHIBIT A -  FORM OF SERIES ZZZ BONDS

EXHIBIT B -  FORM OF SERIES 1 BONDS

EXHIBIT C -  RECORDATION OF RESIGNATIONS

EXHIBIT D -  RECORDATION OF FIRST THROUGH SIXTY-SECOND SUPPLEMENTAL INDENTURES

ii

THIS SIXTY-THIRD SUPPLEMENTAL INDENTURE IS

SECURED BY, INTER ALIA, REAL PROPERTY.

SIXTY-THIRD SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of May 11, 2021, between CALIFORNIA WATER SERVICE COMPANY, a California corporation (the “Company”), and U.S. Bank National Association, as trustee (the “Trustee”), having its Corporate Trust Office at One California Street, Suite 1000, San Francisco, CA 94111.

RECITALS

WHEREAS, the Company heretofore made, executed and delivered the Indenture from California Water Service Company to American Trust Company and Los Angeles-First National Trust & Savings Bank, as Trustees, dated as of the 1st day of April, 1928, (the “Original Base Indenture”), and the Original Base Indenture has been recorded in the Office of the Recorders of the following counties and city and county of the State of California on the respective dates and in the respective books of record hereafter set forth:

County of City and County	Date of Recordation	Volume of Official Records (except as noted)	Page at Which Record Commences
Contra Costa	May 2, 1928	141	7
City and County of San Francisco	May 3, 1928	1637	346
Glenn	May 2, 1928	62	190
		(Book of Mortgages)
Kings	January 7, 1929	40	348
San Joaquin	May 2, 1928	243	295
Solano	May 2, 1928	14	7
Tulare	May 3, 1928	260	11
Alameda	May 2, 1928	1877	35
Sonoma	May 2, 1928	196	136
Los Angeles	May 4, 1928	7105	102
Butte	May 2, 1928	116	106
		(Book of Mortgages)
Kern	May 3, 1928	249	1
Shasta	May 2, 1928	38	80
Fresno	May 2, 1928	894	32
San Mateo	January 20,1939	837	16
Yuba	September 12, 1942	69	291
Santa Clara	November 2, 1945	1305	286
Monterey	February 21, 1962	Serial No. 6604
Ventura	November 15, 1983	Doc. No. 130176; and

WHEREAS, Los Angeles-First National Trust & Savings Bank changed its name to Security-First National Bank of Los Angeles and later to Security First National Bank and later to Security-Pacific National Bank; and

WHEREAS, American Trust Company changed its name to Wells Fargo Bank and Wells Fargo Bank subsequently merged into Wells Fargo Bank, National Association; and

WHEREAS, by instrument entitled “Resignations of Wells Fargo Bank, National Association as Authenticating Trustee and Security Pacific National Bank as Trustee and Appointment and Acceptance of Bank of America National Trust and Savings Association as Authenticating Trustee under Mortgage of Chattels and Trust Indenture dated as of April 1, 1928 as Supplemented, Amended and Modified from California Water Service Company” dated as of August 1, 1983, recorded in the offices of the Recorders of those counties and city and county of the State of California on the respective dates and in the respective books of record and/or as the respective document numbers set forth in EXHIBIT C, which is annexed hereto and hereby made a part hereof, (a) Wells Fargo Bank, National Association, resigned as authenticating trustee under the Original Base Indenture, as theretofore supplemented, amended and modified by the First through Thirty-First Supplemental Indentures, effective August 1, 1983, (b) the Company appointed Bank of America National Trust and Savings Association as successor authenticating trustee to Wells Fargo Bank, National Association, effective August 1, 1983, (c) Bank of America National Trust and Savings Association accepted such appointment as authenticating trustee under the Original Base Indenture, as theretofore supplemented, amended and modified by the First through Thirty-First Supplemental Indentures, effective August 1, 1983, (d) Security Pacific National Bank resigned as trustee under the Original Base Indenture, as theretofore supplemented, amended and modified by the First through Thirty-First Supplemental Indentures, effective August 1, 1983, (e) the Company appointed no successor trustee to said Security Pacific National Bank, (f) Bank of America National Trust and Savings Association as of August 1, 1983 became fully vested with all the estates, properties, rights powers trusts, duties and obligations of Wells Fargo Bank, National Association and Security Pacific National Bank, as trustees under the Original Base Indenture, as theretofore supplemented, amended and modified by the First through Thirty-First Supplemental Indentures, with like effect as if originally named as trustee therein, (g) Bank of America National Trust and Savings Association resigned as trustee under the Original Base Indenture, as theretofore supplemented, amended and modified by First through Thirty-First Supplemental Indentures, effective December 15, 1995, (h) the Company appointed, with the concurrence of a majority of the Holders, First Trust, a subsidiary of First Trust Bank System of Minneapolis, as successor trustee to Bank of America National Trust and Savings Association, effective December 15, 1995, (i) First Trust, a subsidiary of First Trust Bank System of Minneapolis, accepted such appointment as trustee under the Original Base Indenture, as supplemented, amended and modified by the First through Thirty-eighth Supplemental Indentures, (j) First Trust Bank System of Minneapolis merged with U. S. Bank Trust National Association, effective August 1, 1997; as a result of said merger, the corporate name became U. S. Bank Trust National Association, effective March 30, 1998, (k) effective January 10, 2002, U. S. Bank Trust National Association merged into U. S. Bank National Association and (l) U. S. Bank National Association became the trustee under the Original Base Indenture, as therefore supplemented, amended and modified by the First through Sixty-second Supplemental Indentures referred to below; and

WHEREAS, the Company has heretofore made, executed and delivered sixty-one certain supplemental indentures supplemental to said Original Base Indenture, one such supplemental indenture from California Water Service Company to American Trust Company and Los Angeles-First National Trust & Savings Bank, as trustees, dated January 3, 1929, hereinafter sometimes called the “First Supplemental Indenture;” twelve such supplemental indentures from said California Water Service Company to American Trust Company and Security-First National Bank of Los Angeles, as trustees, dated and hereinafter sometimes called, respectively, as follows:

Date	Name

August 19, 1929	Second Supplemental Indenture
February 25, 1930	Third Supplemental Indenture
February 1, 1931	Fourth Supplemental Indenture
March 23, 1932	Fifth Supplemental Indenture
May 1, 1936	Sixth Supplemental Indenture
April 1, 1939	Seventh Supplemental Indenture
November 1, 1945	Eighth Supplemental Indenture
May 1, 1951	Ninth Supplemental Indenture
May 1, 1953	Tenth Supplemental Indenture
May 1, 1954	Eleventh Supplemental Indenture
May 1, 1955	Twelfth Supplemental Indenture
November 1, 1956	Thirteenth Supplemental Indenture;

four supplemental indentures from California Water Service Company to Wells Fargo Bank and Security First National Bank, as trustees, dated and hereinafter sometimes called, respectively, as follows:

Date	Name

November 1, 1963	Fourteenth Supplemental Indenture
November 1, 1965	Fifteenth Supplemental Indenture
November 1, 1966	Sixteenth Supplemental Indenture
November 1, 1967	Seventeenth Supplemental Indenture;

fourteen supplemental indentures from California Water Service Company to Wells Fargo Bank, National Association and Security Pacific National Bank, as trustees, dated and hereinafter sometimes called, respectively, as follows:

Date	Name

November 1, 1969	Eighteenth Supplemental Indenture
May 1, 1970	Nineteenth Supplemental Indenture
November 1, 1970	Twentieth Supplemental Indenture
October 1, 1972	Twenty-first Supplemental Indenture
November 1,1972	Twenty-second Supplemental Indenture
November 15, 1972	Twenty-third Supplemental Indenture
November 1, 1973	Twenty-fourth Supplemental Indenture
May 1, 1975	Twenty-fifth Supplemental Indenture
May 1, 1976	Twenty-sixth Supplemental Indenture
November 1, 1977	Twenty-seventh Supplemental Indenture
May 1, 1978	Twenty-eighth Supplemental Indenture
November 1, 1979	Twenty-ninth Supplemental Indenture
November 1, 1980	Thirtieth Supplemental Indenture
May 1, 1982	Thirty-first Supplemental Indenture;

seven supplemental indentures from California Water Service Company to Bank of America National Trust and Savings Association, as trustee, dated and hereinafter sometimes called, respectively, as follows:

Date	Name

September 1, 1983	Thirty-second Supplemental Indenture
May 1, 1988	Thirty-third Supplemental Indenture
November 1, 1990	Thirty-fourth Supplemental Indenture
November 3, 1992	Thirty-fifth Supplemental Indenture
May 1, 1993	Thirty-sixth Supplemental Indenture
September 1, 1993	Thirty-seventh Supplemental Indenture
November 2, 1993	Thirty-eighth Supplemental Indenture;

and twenty-four supplemental indentures from California Water Service Company to U.S. Bank National Association, as trustee, dated and hereinafter sometimes called, respectively, as follows:

Date	Name

April 17, 2009	Thirty-ninth Supplemental Indenture
April 17, 2009	Fortieth Supplemental Indenture
April 17, 2009	Forty-first Supplemental Indenture
April 17, 2009	Forty-second Supplemental Indenture
April 17, 2009	Forty-third Supplemental Indenture
April 17, 2009	Forty-fourth Supplemental Indenture
April 17, 2009	Forty-fifth Supplemental Indenture
April 17, 2009	Forty-sixth Supplemental Indenture
April 17, 2009	Forty-seventh Supplemental Indenture
April 17, 2009	Forty-eighth Supplemental Indenture
April 17, 2009	Forty-ninth Supplemental Indenture
April 17, 2009	Fiftieth Supplemental Indenture
April 17, 2009	Fifty-first Supplemental Indenture
April 17, 2009	Fifty-second Supplemental Indenture
April 17, 2009	Fifty-third Supplemental Indenture
April 17, 2009	Fifty-fourth Supplemental Indenture
April 17, 2009	Fifty-fifth Supplemental Indenture
April 17, 2009	Fifty-sixth Supplemental Indenture
April 17, 2009	Fifty-seventh Supplemental Indenture
November 22, 2010	Fifty-eighth Supplemental Indenture
October 13, 2015	Fifty-ninth Supplemental Indenture
March 11, 2016	Sixtieth Supplemental Indenture
September 13, 2018	Sixty-first Supplemental Indenture
June 11, 2019	Sixty-second Supplemental Indenture;

WHEREAS, the First through Sixty-second Supplemental Indentures (or memoranda thereof) have been recorded in the offices of the Recorders of those counties and city and county of the State of California on the respective dates and in the respective books of record and/or as the respective document numbers set forth in EXHIBIT D, which is annexed hereto and hereby made a part hereof; and

WHEREAS, the Original Base Indenture as amended, supplemented and modified by the Thirty-ninth Supplemental Indenture between the Company and the Trustee dated as of April 17, 2009 (as modified by the Fifty-ninth Supplemental Indenture between the Company and the Trustee dated as of October 13, 2015, the “Thirty-ninth Supplemental Indenture”), and as subsequently amended, supplemented and modified, is hereafter called the “Base Indenture.”

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.01. Definitions.

Each term used herein has the meaning assigned to such term in the Base Indenture unless otherwise specifically defined herein, in which case the definition set forth herein shall govern the Bonds issued under this Supplemental Indenture. The following terms, as used herein, have the following meanings:

“Called Principal” means, with respect to any Bond, the principal amount of such Bond that is to be redeemed pursuant to Article III of this Supplemental Indenture.

“Closing Date” means May 11, 2021.

“Corporate Trust Office” means the office of the Trustee specified in the initial paragraph of this Supplemental Indenture or any other office specified by the Trustee from time to time pursuant to the provisions of the Base Indenture.

“Discounted Value” means, with respect to the Called Principal of any Bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Bonds is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Fitch” means Fitch Ratings, Inc. and any successor to its rating agency business.

“Make-Whole Amount” means, with respect to any Bond of the Series ZZZ Bonds or Series 1 Bonds, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Bond over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. The Company shall calculate the Make-Whole Amount and the Trustee shall have no duty to calculate or verify the Company’s calculations of the Make-Whole Amount.

“Moody’s” means Moody’s Investors Service, Inc. and any successor to its rating agency business.

“Reinvestment Yield” means, with respect to the Called Principal of any Bond, 0.50% over the yield to maturity implied by (i) the yields reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding sentence, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, (a) with respect to the Called Principal of any Series ZZZ Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no redemption of such Called Principal were made prior to the Series ZZZ Bonds Maturity Date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Series ZZZ Bonds, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 3.01 of this Supplemental Indenture and (b) with respect to the Called Principal of any Series 1 Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no redemption of such Called Principal were made prior to the Series 1 Bonds Maturity Date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Series 1 Bonds, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 3.01 of this Supplemental Indenture.

“Series 1 Bonds” means the $150,000,000 aggregate principal amount of 3.02% First Mortgage Bonds due 2061, Series 1.

“Series ZZZ Bonds” means the $130,000,000 aggregate principal amount of 2.87% First Mortgage Bonds due 2051, Series ZZZ.

“Settlement Date” means, with respect to the Called Principal of any Bond, the date on which such Called Principal is to be redeemed pursuant to Section 3.01.

“SVO” means the Securities Valuation Office of the National Association of Insurance Commissioners.

“S&P” means Standard & Poor’s Rating Services and any successor to its rating agency business.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this Supplemental Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of the Base Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder.

ARTICLE II
CERTAIN TERMS AND ISSUANCE OF THE BONDS

SECTION 2.01. Designation of Bonds.

The changes, modifications and supplements to the Base Indenture effected by this Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the Series ZZZ Bonds and Series 1 Bonds and shall not apply to any other Bonds that have been or may be issued under the Base Indenture unless a supplemental indenture with respect to such other Bonds specifically incorporates such changes, modifications and supplements.

(a)       Series ZZZ Bonds. Pursuant to this Supplemental Indenture, there is hereby designated a series of Bonds under the Base Indenture entitled “2.87% First Mortgage Bonds due 2051, Series ZZZ.”

(b)       Series 1 Bonds. Pursuant to this Supplemental Indenture, there is hereby designated a series of Bonds under the Base Indenture entitled “3.02% First Mortgage Bonds due 2061, Series 1.”

SECTION 2.02. Aggregate Principal Amount.

(a)       Series ZZZ Bonds. The aggregate principal amount of the Series ZZZ Bonds which may be outstanding under the terms of this Supplemental Indenture after the date hereof is $130,000,000, except for Series ZZZ Bonds authenticated and delivered in accordance with Sections 2.15, 2.16, 2.18, 4.07 and 12.06 of the Base Indenture.

(c)       Series 1 Bonds. The aggregate principal amount of the Series 1 Bonds which may be outstanding under the terms of this Supplemental Indenture after the date hereof is $150,000,000, except for Series 1 Bonds authenticated and delivered in accordance with Sections 2.15, 2.16, 2.18, 4.07 and 12.06 of the Base Indenture.

SECTION 2.03. Form; Payment of Interest and Principal on Series ZZZ Bonds.

(a)       General. Without limiting the foregoing provisions of this Article II, the Series ZZZ Bonds shall be issued as Definitive Bonds substantially in the form set forth in EXHIBIT A hereto. The Series ZZZ Bonds will be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. To the extent that any provision of the Definitive Bonds representing the Series ZZZ Bonds conflicts with the express provisions of this Supplemental Indenture or the Base Indenture, this Supplemental Indenture or the Base Indenture shall govern and be controlling.

(b)       Payment of Interest and Principal on Bonds. The Series ZZZ Bonds will mature on May 11, 2051 (the “Series ZZZ Bonds Maturity Date”) and will bear interest at the rate of 2.87% per annum. Interest on the Series ZZZ Bonds will be payable semi-annually in arrears on May 11 and November 11 of each year to the Holders thereof at the close of business on the immediately preceding April 26 and October 27 of each year, commencing on November 11, 2021. Interest on the Series ZZZ Bonds will accrue from the most recent date to which interest has been paid, or if no interest has been paid, from the Closing Date. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. The principal of, interest on and premium on, if any, the Series ZZZ Bonds will be payable in U.S. dollars or in such other currency of the United States that at the time of payment is legal tender for the payment of public and private debts.

SECTION 2.04. Form; Payment of Interest and Principal on Series 1 Bonds.

(a)       General. Without limiting the foregoing provisions of this Article II, the Series 1 Bonds shall be issued as Definitive Bonds substantially in the form set forth in EXHIBIT B hereto. The Series 1 Bonds will be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. To the extent that any provision of the Definitive Bonds representing the Series 1 Bonds conflicts with the express provisions of this Supplemental Indenture or the Base Indenture, this Supplemental Indenture or the Base Indenture shall govern and be controlling.

(b)       Payment of Interest and Principal on Bonds. The Series 1 Bonds will mature on May 11, 2061 (the “Series 1 Bonds Maturity Date”) and will bear interest at the rate of 3.02% per annum. Interest on the Series 1 Bonds will be payable semi-annually in arrears on May 11 and November 11 of each year to the Holders thereof at the close of business on the immediately preceding April 26 and October 27 of each year, commencing on November 11, 2021. Interest on the Series 1 Bonds will accrue from the most recent date to which interest has been paid, or if no interest has been paid, from the Closing Date. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. The principal of, interest on and premium on, if any, the Series 1 Bonds will be payable in U.S. dollars or in such other currency of the United States that at the time of payment is legal tender for the payment of public and private debts.

ARTICLE III
REDEMPTION, SINKING FUND

SECTION 3.01. Redemption.

(a)       Series ZZZ Bonds. Commencing on the date that is six months prior to the Series ZZZ Bonds Maturity Date (the “Series ZZZ Par Redemption Date”), the Series ZZZ Bonds are redeemable at the option of the Company, at any time and from time to time, either in whole or in part, at a redemption price equal to 100% of the principal amount of the Called Principal, plus accrued and unpaid interest on the Called Principal to (but not including) the Settlement Date. Prior to the Series ZZZ Par Redemption Date, the Series ZZZ Bonds shall be redeemable, at the option of the Company, at any time and from time to time, either in whole or in part, at a redemption price equal to 100% of the Called Principal, plus the Make-Whole Amount determined for the Settlement Date with respect to such Called Principal, plus accrued and unpaid interest on the Called Principal to (but not including) the Settlement Date. Notwithstanding the foregoing, to the extent that any Settlement Date falls between a Regular Record Date and an Interest Payment Date, interest on the Series ZZZ Bonds that are due and payable on such Interest Payment Date will be payable to the Holders of such Series ZZZ Bonds registered as such at the close of business on the relevant Regular Record Date according to their terms and the terms and provisions of the Base Indenture. Any redemption of Series ZZZ Bonds pursuant to this Article III shall be made in accordance with Article IV of the Base Indenture.

(b)       Series 1 Bonds. Commencing on the date that is six months prior to the Series 1 Bonds Maturity Date (the “Series 1 Par Redemption Date”), the Series 1 Bonds are redeemable at the option of the Company, at any time and from time to time, either in whole or in part, at a redemption price equal to 100% of the principal amount of the Called Principal, plus accrued and unpaid interest on the Called Principal being redeemed to (but not including) the Settlement Date. Prior to the Series 1 Par Redemption Date, the Series 1 Bonds shall be redeemable, at the option of the Company, at any time and from time to time, either in whole or in part, at a redemption price equal to 100% of the Called Principal, plus the Make-Whole Amount determined for the Settlement Date with respect to such Called Principal, plus accrued and unpaid interest on the Called Principal to (but not including) the Settlement Date. Notwithstanding the foregoing, to the extent that any Settlement Date falls between a Regular Record Date and an Interest Payment Date, interest on the Series 1 Bonds that are due and payable on such Interest Payment Date will be payable to the Holders of such Series 1 Bonds registered as such at the close of business on the relevant Regular Record Date according to their terms and the terms and provisions of the Base Indenture. Any redemption of Series 1 Bonds pursuant to this Article III shall be made in accordance with Article IV of the Base Indenture.

SECTION 3.02. Sinking Fund.

None of the Series ZZZ Bonds and the Series 1 Bonds shall be subject to any sinking fund.

ARTICLE IV
MISCELLANEOUS

section 4.01. Notice.

Any notice or communication in respect of the Series ZZZ Bonds and the Series 1 Bonds shall be made in accordance with Section 15.05 of the Base Indenture.

Notwithstanding the foregoing, all notices, approvals, consents, requests and any communications hereunder must be in writing (provided that any communication sent to the Trustee hereunder must be in the form of a document that is signed manually or by way of a digital signature provided by DocuSign or Adobe Sign (or such other digital signature provider as specified in writing to the Trustee by the authorized representative)), in English. The Company agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

Section 4.02. Amendment and Supplement.

This Supplemental Indenture, the Series ZZZ Bonds or the Series 1 Bonds may be amended or supplemented as provided for in the Base Indenture.

Section 4.03. Conflicts.

In the event of any conflict between this Supplemental Indenture and the Base Indenture, the provisions of this Supplemental Indenture shall prevail.

Section 4.04. Governing Law.

This Supplemental Indenture, the Series ZZZ Bonds and the Series 1 Bonds shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the TIA shall be applicable.

Section 4.05. Counterparts.

The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Supplemental Indenture.

Section 4.06. Ratification.

The Base Indenture, as supplemented by this Supplemental Indenture, shall remain in full force and effect and is in all respects ratified and confirmed.

Section 4.07. Severability.

If any one or more of the covenants or agreements provided in this Supplemental Indenture, the Series ZZZ Bonds or the Series 1 Bonds on the part of the Company or the Trustee, or either of them, to be performed should be contrary to any express provision of law, or contrary to the policy of express law, to such an extent as to be unenforceable in any court of competent jurisdiction, then such covenant or covenants, agreement or agreements shall be null and void and shall be deemed separable from the remaining covenants and agreements and shall in nowise affect the validity of this Supplemental Indenture, the Series ZZZ Bonds or the Series 1 Bonds.

SECTION 4.08. Trustee and Supplemental Indenture.

The Trustee makes no representations and shall not be responsible in any manner whatsoever for or in respect of the recitals contained herein, all of which recitals are made solely by the Company, or the validity or sufficiency of this Supplemental Indenture or the Bonds issued hereunder, other than its certificate of authentication thereon.

SECTION 4.09. WAIVER OF JURY TRIAL.

EACH OF THE COMPANY, THE TRUSTEE AND, BY ACCEPTING A BOND ISSUED UNDER THIS SUPPLEMENTAL INDENTURE, EACH HOLDER THEREOF, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE SERIES ZZZ BONDS, THE SERIES 1 BONDS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

ARTICLE V
INFORMATION AS TO COMPANY

The Company covenants and agrees to file with the Trustee (and give notice of filing with the SEC by email to any Holder of Series ZZZ Bonds or Series 1 Bonds who requests email notice of filing) as soon as available and in any event within 10 calendar days after Parent is required to file the same with the SEC or any successor agency or any securities exchange, a copy of each of Parent’s reports on Form 10-K and Form 10-Q, which will include the information required by Rule 3-10(c)(4) of Regulation S-X (17 CFR 210.3-10(4)) or any successor provision, Form 8-K, and each other regular or periodic report and any notice, proxy statement, registration statement, prospectus or written communication (other than transmittal letters), as filed with the SEC or any successor agency or any securities exchange; if Parent ceases to be a reporting company under either Section 13(a) or 15(d) of the Exchange Act (a “1934 Act Reporting Company”), so long as such Holders have provided to the Company appropriate delivery instructions a reasonable amount of time prior to the applicable delivery date (which instructions will include any information provided by Holders pursuant to the Bond Purchase Agreement dated as of February 25, 2021 (the “Bond Purchase Agreement”) executed in connection with the issuance of the Series ZZZ Bonds and Series 1 Bonds), the Company covenants and agrees to deliver to the Holders of the Series ZZZ Bonds and Series 1 Bonds either (i) annual and quarterly reports of Parent comparable in form and scope to those filed on Forms 10-K and 10-Q by 1934 Act Reporting Companies within 10 calendar days after a 1934 Act Reporting Company would be required to file such reports with the SEC which shall contain annual audited and quarterly unaudited financial statements of Parent comparable in form and scope to those filed on Forms 10-K and 10-Q by 1934 Act Reporting Companies or (ii) annual audited and quarterly unaudited financial statements of Company comparable in form and scope to those filed on Forms 10-K and 10-Q by 1934 Act Reporting Companies within 10 calendar days after a 1934 Act Reporting Company would be required to file such reports with the SEC. All Parent financial statements delivered by the Company pursuant to this Article V shall include a condensed consolidating balance sheet and condensed consolidating statements of income and cash flows of Parent that include a column that sets forth the assets and liabilities, and results, of the Company as of the applicable date and for the applicable period; provided that, so long as in compliance with applicable law, (i) such annual condensed consolidating balance sheet, condensed consolidating statements of income and cash flows and column will be substantially consistent in form with those set forth in the Parent’s Form 10-K for the fiscal year ended December 31, 2020 and (ii) such quarterly condensed consolidating balance sheet, condensed consolidating statements of income and cash flows and column will be substantially consistent in form with those set forth in the Parent’s Form 10-Q for the fiscal quarter ended March 31, 2020, June 30, 2020 or September 30, 2020, as may correspond to such applicable quarterly period.

ARTICLE VI
MAINTENANCE OF CREDIT RATING

(a)       The Company shall, at all times during which the SVO refuses to accept the financial statements of the Parent as sufficient for rating the transaction, maintain a credit rating (but not any specific rating) of the Series ZZZ Bonds with at least one of S&P, Moody’s or Fitch; provided that in lieu of maintaining any such credit rating, the Company shall have the option, in its sole discretion, of providing a guarantee by Parent of the obligations in respect of the Series ZZZ Bonds, in form and substance consistent with the form of Parent Guarantee executed in connection with the 5.50% First Mortgage Bonds due 2040, Series PPP, issued under the Fifty-eighth Supplemental Indenture dated as of November 22, 2010. Evidence of such credit rating shall (a) set forth the credit rating for the Series ZZZ Bonds, (b) refer to the Private Placement Number issued by Standard & Poor’s CUSIP Bureau Service in respect of the Series ZZZ Bonds, (c) state that the credit rating addresses the likelihood of payment of both the principal and interest of the Series ZZZ Bonds, (d) not include any prohibition against sharing such evidence with the SVO or any other regulatory authority having jurisdiction over the holders of the Series ZZZ Bonds, and (f) include such other information relating to the credit rating for the Series ZZZ Bonds as may be required from time to time by the SVO or any other regulatory authority having jurisdiction over the Holders. At any time the Company obtains a credit rating pursuant to this clause (a), the Company shall provide to each holder of Bonds evidence of such credit rating in accordance with the notice information provided to the Company pursuant to the Bond Purchase Agreement.

(b)       The Company shall, at all times during which the SVO refuses to accept the financial statements of Parent as sufficient for rating the transaction, maintain a credit rating (but not any specific rating) of the Series 1 Bonds with at least one of S&P, Moody’s or Fitch; provided that in lieu of maintaining any such credit rating, the Company shall have the option, in its sole discretion, of providing a guarantee by Parent of the obligations in respect of the Series 1 Bonds, in form and substance consistent with the form of Parent Guarantee executed in connection with the 5.50% First Mortgage Bonds due 2040, Series PPP, issued under the Fifty-eighth Supplemental Indenture dated as of November 22, 2010. Evidence of such credit rating shall (a) set forth the credit rating for the Series 1 Bonds, (b) refer to the Private Placement Number issued by Standard & Poor’s CUSIP Bureau Service in respect of the Series 1 Bonds, (c) state that the credit rating addresses the likelihood of payment of both the principal and interest of the Series 1 Bonds, (d) not include any prohibition against sharing such evidence with the SVO or any other regulatory authority having jurisdiction over the holders of the Series 1 Bonds, and (f) include such other information relating to the credit rating for the Series 1 Bonds as may be required from time to time by the SVO or any other regulatory authority having jurisdiction over the Holders. At any time the Company obtains a credit rating pursuant to this clause (b), the Company shall provide to each holder of Bonds evidence of such credit rating in accordance with the notice information provided to the Company pursuant to the Bond Purchase Agreement.

[Signature Pages Follow]

SIGNATURES

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

CALIFORNIA WATER SERVICE COMPANY

By:	/s/ Thomas F. Smegal, III
Name: Thomas F. Smegal, III Title: Vice President, Chief Financial Officer and Treasurer

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ David A. Jason
Name: David A. Jason Title: Vice President

SIGNATURE PAGE TO SIXTY-THIRD SUPPLEMENTAL INDENTURE

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California

County of Santa Clara)

On May 4th, 2021 before me, Kristina Grattan, a Notary Public, personally appeared Thomas F. Smegal, III, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	/s/ Kristina Grattan	(Seal)

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California

County of San Mateo)

On May 4th, 2021 before me, Nam Huynh, a Notary Public, personally appeared David Jason, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	/s/ Nam Huynh	(Seal)

EXHIBIT A

FORM OF SERIES ZZZ BOND

THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION THEREFROM UNDER THE ACT, THE RULES AND REGULATIONS THEREUNDER AND APPLICABLE STATE LAWS. THE TRANSFER OF THIS NOTE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE INDENTURE DATED AS OF APRIL 1, 1928 BETWEEN CALIFORNIA WATER SERVICE COMPANY AND U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, AS SUCH INDENTURE MAY BE AMENDED, MODIFIED AND SUPPLEMENTED FROM TIME TO TIME.

CALIFORNIA WATER SERVICE COMPANY

2.87% First Mortgage Bonds due 2051, Series ZZZ

Private Placement No. 130789 #A8

No. [_]	$[•]

CALIFORNIA WATER SERVICE COMPANY, a California corporation (the “Company”), promises to pay to [•], or its registered assigns, the principal sum of $[•] in U.S. Dollars on May 11, 2051.

Interest Payment Dates:          May 11 and November 11, commencing on November 11, 2021

Record Dates:          April 26 and October 27

Additional provisions of this Series ZZZ Bond are set forth on the other side of this Series ZZZ Bond.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

CALIFORNIA WATER SERVICE COMPANY

By
Name: Title:

Attest:

Name:

Title:

[Authentication Page to Follow]

CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture.

Dated:	U.S. BANK NATIONAL ASSOCIATION, As Trustee

By
Authorized Signatory

[FORM OF REVERSE SIDE OF SERIES ZZZ BOND]

2.87% First Mortgage Bonds due 2051, Series ZZZ

1.	INTEREST

CALIFORNIA WATER SERVICE COMPANY, a California corporation (the “Company”), promises to pay interest on the principal amount of this Series ZZZ Bond at the rate per annum shown above.

The Company shall pay interest semi-annually in arrears on May 11 and November 11 of each year, commencing on November 11, 2021. Interest on the Series ZZZ Bonds will accrue from the most recent date to which interest has been paid with respect to the Series ZZZ Bonds, or, if no interest has been paid, from May 11, 2021. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

2.	METHOD OF PAYMENT

The Company shall pay interest on the Series ZZZ Bonds to the Persons who are registered Holders of Series ZZZ Bonds at the close of business on the April 26 or October 27 immediately preceding the Interest Payment Date even if Series ZZZ Bonds are canceled after the Regular Record Date or Special Record Date, as applicable, and on or before the Interest Payment Date. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, all payments in respect of this Series ZZZ Bond (including principal, premium, if any, and interest) must be made by wire transfer of immediately available funds to the accounts specified by the Holder hereof. Notwithstanding anything to the contrary set forth in the Base Indenture or the Supplemental Indenture, payment shall be without the presentation or surrender of the Series ZZZ Bonds or the making of any notation thereon, except that upon written request of the Company or Trustee made concurrently with or reasonably promptly after payment in full of any Series ZZZ Bond, the Holder thereof shall surrender such Series ZZZ Bond for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or to the Trustee at its principal corporate trust office.

3.	PAYING AGENT AND REGISTRAR

Initially, U.S. Bank National Association (the “Trustee”) shall act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent or Registrar without notice to the Holders. The Company may act as Paying Agent or Registrar.

4.	INDENTURE

The Company issued the Series ZZZ Bonds under an Indenture from California Water Service Company to American Trust Company and Los Angeles-First National Trust & Savings Bank, as Trustees, dated as of the 1st day of April, 1928 (the “Original Base Indenture”; the Original Base Indenture as amended and modified by the Thirty-ninth Supplemental Indenture, and as subsequently amended, supplemented and modified, the “Base Indenture”), as further supplemented by the Sixty-third Supplemental Indenture dated as of May 11, 2021, between the Company and U.S. Bank National Association (as ultimate successor to American Trust Company and Los Angeles-First National Trust & Savings Bank), as Trustee (as subsequently amended, supplemented and modified, the “Supplemental Indenture”). The terms of the Series ZZZ Bonds include those stated in the Base Indenture and the Supplemental Indenture and those made part of the Base Indenture and the Supplemental Indenture by reference to the TIA. Terms defined in the Base Indenture and the Supplemental Indenture and not defined herein have the meanings ascribed thereto in the Base Indenture and Supplemental Indenture. The Series ZZZ Bonds are subject to all such terms, and Holders are referred to the Base Indenture, the Supplemental Indenture and the TIA for a statement of those terms.

The Series ZZZ Bonds are secured obligations of the Company known generally as First Mortgage Bonds.

5.	REDEMPTION; SINKING FUND

Commencing on the Series ZZZ Par Redemption Date, the Series ZZZ Bonds are redeemable at the option of the Company, at any time and from time to time, either in whole or in part, at a redemption price equal to 100% of the principal amount of the Called Principal, plus accrued and unpaid interest on the Called Principal to (but not including) the Settlement Date. Prior to the Series ZZZ Par Redemption Date, the Series ZZZ Bonds shall be redeemable, at the option of the Company, at any time and from time to time, either in whole or in part, at a redemption price equal to 100% of the Called Principal, plus the Make-Whole Amount determined for the Settlement Date with respect to such Called Principal, plus accrued and unpaid interest on the Called Principal to (but not including) the Settlement Date. Notwithstanding the foregoing, to the extent that any Settlement Date falls between a Regular Record Date and an Interest Payment Date, interest on the Series ZZZ Bonds that are due and payable on such Interest Payment Date will be payable to the Holders of such Series ZZZ Bonds registered as such at the close of business on the relevant Regular Record Date according to their terms and the terms and provisions of the Base Indenture. Any redemption of Series ZZZ Bonds pursuant to Article III of the Supplemental Indenture shall be made in accordance with Article IV of the Base Indenture.

The Series ZZZ Bonds shall not be subject to any sinking fund.

6.	DENOMINATIONS; TRANSFER; EXCHANGE

The Series ZZZ Bonds are in registered form without coupons in minimum denominations of $1,000 and whole integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Series ZZZ Bonds in accordance with the Base Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate transfer documents and to pay any taxes required by law or permitted by the Base Indenture. The Registrar shall not be required to register the transfer of or to exchange a Series ZZZ Bond between a Regular Record Date and the next succeeding Interest Payment Date.

7.	PERSONS DEEMED OWNERS

The registered Holder of this Series ZZZ Bond may be treated as the owner of it for all purposes.

8.	UNCLAIMED MONEY

If money for the payment of principal or interest remains unclaimed, the Paying Agent shall pay the money back to the Company in accordance with the terms of the Base Indenture.

9.	DISCHARGE AND DEFEASANCE

Subject to certain conditions set forth in the Base Indenture, the Company at any time may terminate some or all of its obligations under the Base Indenture and the Supplemental Indenture with respect to the Series ZZZ Bonds if, among other things, the Company deposits with the Trustee funds for the payment of principal and interest on the Series ZZZ Bonds to Maturity, as the case may be.

10.	AMENDMENT, WAIVER

The Base Indenture permits, subject to certain exceptions set forth therein, that the Base Indenture and the terms of the Bonds of a series, which include the Series ZZZ Bonds, and the rights of the Holders of the Bonds of a series, which may include the Holders of the Series ZZZ Bonds, in each case may be modified, with the written consent of the Holders of a majority in aggregate principal amount of the Bonds the terms of which or the rights of the Holders of which are to be modified. The Base Indenture also permits certain other amendments, modifications or waivers thereof only with the consent of each Outstanding Bond affected thereby, while certain other amendments or modifications may be made without the consent of any Holders of Bonds.

The Base Indenture also provides the Holders of sixty-six and two-thirds percent (66-2/3%) or more of principal amount of the Bonds then Outstanding of all such series under which an Event of Default shall have occurred, which may include the Series ZZZ Bonds, may, by a written instrument or instruments signed by such Holders and delivered to the Trustee and to the Company, waive any past Default or Event of Default under such series of Bonds and its consequences except an Event of Default in the payment of the principal of, premium, if any, or interest on any of the Bonds as and when the same shall become due by the terms of such Bonds, and upon such waiver such Default or Event of Default shall be deemed not to exist for any purpose of the Base Indenture or such series of Bonds.

Any such consent or waiver by the Holder of this Series ZZZ Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Series ZZZ Bond and of any Series ZZZ Bond issued in lieu of or exchange, in respect of anything done, omitted or suffered by the Trustee in pursuance thereof.

11.	DEFAULTS AND REMEDIES

Events of Default are set forth in the Base Indenture. If an Event of Default shall have occurred and be continuing, the Trustee upon the direction of Holders of not less than twenty-five percent (25%) aggregate principal amount of the Outstanding Bonds or the Holders of not less than twenty-five percent (25%) aggregate principal amount of the Outstanding Bonds, may, by notice in writing delivered to the Company (and to the Trustee if given by the Holders), declare the entire principal amount of Outstanding Bonds, premium, if any, and the interest accrued thereon immediately due and payable, and said entire principal, premium, if any, and interest shall thereupon become and be immediately due and payable.

Holders may not enforce the Base Indenture, the Supplemental Indenture or the Series ZZZ Bonds except as provided in the Base Indenture. The Trustee may refuse to enforce the Base Indenture, the Supplemental Indenture or the Series ZZZ Bonds unless it receives indemnity or security reasonably satisfactory to it. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Outstanding Bonds may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any Default (except a Default in payment of principal or interest on any Bond, or in the payment of any sinking fund installment) if and so long as Responsible Officers in good faith determine that withholding notice is in the interest of the Holders.

12.	TRUSTEE DEALINGS WITH THE COMPANY

Subject to certain limitations imposed by the TIA, the Trustee, in its individual or any other capacity, may become the owner or pledgee of the Series ZZZ Bonds and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

13.	NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS

No director, officer, employee, incorporator or stockholder of the Company or Parent shall have any liability for any obligations of the Company under the Base Indenture, the Supplemental Indenture or the Series ZZZ Bonds or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder by accepting the Series ZZZ Bonds waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Series ZZZ Bonds. Such waiver may not be effective to waive liabilities of directors, officers or persons controlling the Company under the federal securities laws and it is the view of the Commission that such waiver is against public policy and is therefore unenforceable.

14.	GOVERNING LAW

The Series ZZZ Bonds shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the TIA shall be applicable.

15.	AUTHENTICATION

This Series ZZZ Bond shall not be valid until an authorized signatory of the Trustee (or an Authenticating Agent) manually signs the certificate of authentication on the other side of this Series ZZZ Bond.

16.	ABBREVIATIONS

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

17.	SECURITY INTEREST

The Series ZZZ Bonds shall be secured to the extent and in the manner provided by the Base Indenture.

The Company shall furnish to any Holder upon written request and without charge to the Holder a copy of the Base Indenture and the Supplemental Indenture. Requests may be made to:

CALIFORNIA WATER SERVICE COMPANY
1720 North First Street
San Jose, CA 95112
Attention: Corporate Secretary

ASSIGNMENT FORM

To assign this Series ZZZ Bond, fill in the form below:

I or we assign and transfer this Series ZZZ Bond to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint ___________________ agent to transfer this Series ZZZ Bond on the books of the Company. The agent may substitute another to act for him.

Date: ________________ Your Signature: _____________________

Signature Guarantee:

(Signature must be guaranteed by a
participant in a recognized signature
guarantee medallion program)

Sign exactly as your name appears on the other side of this Series ZZZ Bond.

EXHIBIT B

FORM OF SERIES 1 BOND

THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION THEREFROM UNDER THE ACT, THE RULES AND REGULATIONS THEREUNDER AND APPLICABLE STATE LAWS. THE TRANSFER OF THIS NOTE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE INDENTURE DATED AS OF APRIL 1, 1928 BETWEEN CALIFORNIA WATER SERVICE COMPANY AND U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE, AS SUCH INDENTURE MAY BE AMENDED, MODIFIED AND SUPPLEMENTED FROM TIME TO TIME.

CALIFORNIA WATER SERVICE COMPANY

3.02% First Mortgage Bonds due 2061, Series 1

Private Placement No. 130789 #B6

No. [_]	$[•]

CALIFORNIA WATER SERVICE COMPANY, a California corporation (the “Company”), promises to pay to [•], or its registered assigns, the principal sum of $[•] in U.S. Dollars on May 11, 2061.

Interest Payment Dates:          May 11 and November 11, commencing on November 11, 2021

Record Dates:          April 26 and October 27

Additional provisions of this Series 1 Bond are set forth on the other side of this Series 1 Bond.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

CALIFORNIA WATER SERVICE COMPANY

By
Name: Title:

Attest:

Name:

Title:

[Authentication Page to Follow]

CERTIFICATE OF AUTHENTICATION

This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture.

Dated:	U.S. BANK NATIONAL ASSOCIATION, As Trustee

By
Authorized Signatory

[FORM OF REVERSE SIDE OF SERIES 1 BOND]

3.02% First Mortgage Bonds due 2061, Series 1

1.	INTEREST

CALIFORNIA WATER SERVICE COMPANY, a California corporation (the “Company”), promises to pay interest on the principal amount of this Series 1 Bond at the rate per annum shown above.

The Company shall pay interest semi-annually in arrears on May 11 and November 11 of each year, commencing on November 11, 2021. Interest on the Series 1 Bonds will accrue from the most recent date to which interest has been paid with respect to the Series 1 Bonds, or, if no interest has been paid, from May 11, 2021. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

2.	METHOD OF PAYMENT

The Company shall pay interest on the Series 1 Bonds to the Persons who are registered Holders of Series 1 Bonds at the close of business on the April 26 or October 27 immediately preceding the Interest Payment Date even if Series 1 Bonds are canceled after the Regular Record Date or Special Record Date, as applicable, and on or before the Interest Payment Date. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, all payments in respect of this Series 1 Bond (including principal, premium, if any, and interest) must be made by wire transfer of immediately available funds to the accounts specified by the Holder hereof. Notwithstanding anything to the contrary set forth in the Base Indenture or the Supplemental Indenture, payment shall be without the presentation or surrender of the Series 1 Bonds or the making of any notation thereon, except that upon written request of the Company or Trustee made concurrently with or reasonably promptly after payment in full of any Series 1 Bond, the Holder thereof shall surrender such Series 1 Bond for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or to the Trustee at its principal corporate trust office.

3.	PAYING AGENT AND REGISTRAR

Initially, U.S. Bank National Association (the “Trustee”) shall act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent or Registrar without notice to the Holders. The Company may act as Paying Agent or Registrar.

4.	INDENTURE

The Company issued the Series 1 Bonds under an Indenture from California Water Service Company to American Trust Company and Los Angeles-First National Trust & Savings Bank, as Trustees, dated as of the 1st day of April, 1928 (the “Original Base Indenture”; the Original Base Indenture as amended and modified by the Thirty-ninth Supplemental Indenture, and as subsequently amended, supplemented and modified, the “Base Indenture”), as further supplemented by the Sixty-third Supplemental Indenture dated as of May 11, 2021, between the Company and U.S. Bank National Association (as ultimate successor to American Trust Company and Los Angeles-First National Trust & Savings Bank), as Trustee (as subsequently amended, supplemented and modified, the “Supplemental Indenture”). The terms of the Series 1 Bonds include those stated in the Base Indenture and the Supplemental Indenture and those made part of the Base Indenture and the Supplemental Indenture by reference to the TIA. Terms defined in the Base Indenture and the Supplemental Indenture and not defined herein have the meanings ascribed thereto in the Base Indenture and Supplemental Indenture. The Series 1 Bonds are subject to all such terms, and Holders are referred to the Base Indenture, the Supplemental Indenture and the TIA for a statement of those terms.

The Series 1 Bonds are secured obligations of the Company known generally as First Mortgage Bonds.

5.	REDEMPTION; SINKING FUND

Commencing on the Series 1 Par Redemption Date, the Series 1 Bonds are redeemable at the option of the Company, at any time and from time to time, either in whole or in part, at a redemption price equal to 100% of the principal amount of the Called Principal, plus accrued and unpaid interest on the Called Principal to (but not including) the Settlement Date. Prior to the Series 1 Par Redemption Date, the Series 1 Bonds shall be redeemable, at the option of the Company, at any time and from time to time, either in whole or in part, at a redemption price equal to 100% of the Called Principal, plus the Make-Whole Amount determined for the Settlement Date with respect to such Called Principal, plus accrued and unpaid interest on the Called Principal to (but not including) the Settlement Date. Notwithstanding the foregoing, to the extent that any Settlement Date falls between a Regular Record Date and an Interest Payment Date, interest on the Series 1 Bonds that are due and payable on such Interest Payment Date will be payable to the Holders of such Series 1 Bonds registered as such at the close of business on the relevant Regular Record Date according to their terms and the terms and provisions of the Base Indenture. Any redemption of Series 1 Bonds pursuant to Article III of the Supplemental Indenture shall be made in accordance with Article IV of the Base Indenture.

The Series 1 Bonds shall not be subject to any sinking fund.

6.	DENOMINATIONS; TRANSFER; EXCHANGE

The Series 1 Bonds are in registered form without coupons in minimum denominations of $1,000 and whole integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Series 1 Bonds in accordance with the Base Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate transfer documents and to pay any taxes required by law or permitted by the Base Indenture. The Registrar shall not be required to register the transfer of or to exchange a Series 1 Bond between a Regular Record Date and the next succeeding Interest Payment Date.

7.	PERSONS DEEMED OWNERS

The registered Holder of this Series 1 Bond may be treated as the owner of it for all purposes.

8.	UNCLAIMED MONEY

If money for the payment of principal or interest remains unclaimed, the Paying Agent shall pay the money back to the Company in accordance with the terms of the Base Indenture.

9.	DISCHARGE AND DEFEASANCE

Subject to certain conditions set forth in the Base Indenture, the Company at any time may terminate some or all of its obligations under the Base Indenture and the Supplemental Indenture with respect to the Series 1 Bonds if, among other things, the Company deposits with the Trustee funds for the payment of principal and interest on the Series 1 Bonds to Maturity, as the case may be.

10.	AMENDMENT, WAIVER

The Base Indenture permits, subject to certain exceptions set forth therein, that the Base Indenture and the terms of the Bonds of a series, which include the Series 1 Bonds, and the rights of the Holders of the Bonds of a series, which may include the Holders of the Series 1 Bonds, in each case may be modified, with the written consent of the Holders of a majority in aggregate principal amount of the Bonds the terms of which or the rights of the Holders of which are to be modified. The Base Indenture also permits certain other amendments, modifications or waivers thereof only with the consent of each Outstanding Bond affected thereby, while certain other amendments or modifications may be made without the consent of any Holders of Bonds.

The Base Indenture also provides the Holders of sixty-six and two-thirds percent (66-2/3%) or more of principal amount of the Bonds then Outstanding of all such series under which an Event of Default shall have occurred, which may include the Series 1 Bonds, may, by a written instrument or instruments signed by such Holders and delivered to the Trustee and to the Company, waive any past Default or Event of Default under such series of Bonds and its consequences except an Event of Default in the payment of the principal of, premium, if any, or interest on any of the Bonds as and when the same shall become due by the terms of such Bonds, and upon such waiver such Default or Event of Default shall be deemed not to exist for any purpose of the Base Indenture or such series of Bonds.

Any such consent or waiver by the Holder of this Series 1 Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Series 1 Bond and of any Series 1 Bond issued in lieu of or exchange, in respect of anything done, omitted or suffered by the Trustee in pursuance thereof.

11.	DEFAULTS AND REMEDIES

Events of Default are set forth in the Base Indenture. If an Event of Default shall have occurred and be continuing, the Trustee upon the direction of Holders of not less than twenty-five percent (25%) aggregate principal amount of the Outstanding Bonds or the Holders of not less than twenty-five percent (25%) aggregate principal amount of the Outstanding Bonds, may, by notice in writing delivered to the Company (and to the Trustee if given by the Holders), declare the entire principal amount of Outstanding Bonds, premium, if any, and the interest accrued thereon immediately due and payable, and said entire principal, premium, if any, and interest shall thereupon become and be immediately due and payable.

Holders may not enforce the Base Indenture, the Supplemental Indenture or the Series 1 Bonds except as provided in the Base Indenture. The Trustee may refuse to enforce the Base Indenture, the Supplemental Indenture or the Series 1 Bonds unless it receives indemnity or security reasonably satisfactory to it. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Outstanding Bonds may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any Default (except a Default in payment of principal or interest on any Bond, or in the payment of any sinking fund installment) if and so long as Responsible Officers in good faith determine that withholding notice is in the interest of the Holders.

12.	TRUSTEE DEALINGS WITH THE COMPANY

Subject to certain limitations imposed by the TIA, the Trustee, in its individual or any other capacity, may become the owner or pledgee of the Series 1 Bonds and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

13.	NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS

No director, officer, employee, incorporator or stockholder of the Company or Parent shall have any liability for any obligations of the Company under the Base Indenture, the Supplemental Indenture or the Series 1 Bonds or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder by accepting the Series 1 Bonds waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Series 1 Bonds. Such waiver may not be effective to waive liabilities of directors, officers or persons controlling the Company under the federal securities laws and it is the view of the Commission that such waiver is against public policy and is therefore unenforceable.

14.	GOVERNING LAW

The Series 1 Bonds shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the TIA shall be applicable.

15.	AUTHENTICATION

This Series 1 Bond shall not be valid until an authorized signatory of the Trustee (or an Authenticating Agent) manually signs the certificate of authentication on the other side of this Series 1 Bond.

16.	ABBREVIATIONS

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

17.	SECURITY INTEREST

The Series 1 Bonds shall be secured to the extent and in the manner provided by the Base Indenture.

The Company shall furnish to any Holder upon written request and without charge to the Holder a copy of the Base Indenture and the Supplemental Indenture. Requests may be made to:

CALIFORNIA WATER SERVICE COMPANY
1720 North First Street
San Jose, CA 95112
Attention: Corporate Secretary

ASSIGNMENT FORM

To assign this Series 1 Bond, fill in the form below:

I or we assign and transfer this Series 1 Bond to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint ___________________ agent to transfer this Series 1 Bond on the books of the Company. The agent may substitute another to act for him.

Date: ________________ Your Signature: _____________________

Signature Guarantee:

(Signature must be guaranteed by a
participant in a recognized signature
guarantee medallion program)

Sign exactly as your name appears on the other side of this Series 1 Bond.

EXHIBIT C

The resignations of Wells Fargo Bank, National Association and Security Pacific National Bank, as trustees, and the acceptance of Bank of America National Trust and Savings Association as successor trustee have been recorded in the offices of the Recorders of the following counties and city and county of the State of California on the respective dates and in the respective books of record and/or as the respective document numbers hereinafter set forth as follows:

County or Page City and County	Date of Recordation	Document No.	Book and (Reel-Image)

Alameda	August 1, 1983	83-137410
Butte	August 1, 1983	83-25375	2851-200
Fresno	August 2, 1983	83069489
Glenn	August 1, 1983	3329	729-170
Kern	August 2, 1983	12487	5576-522
Los Angeles	August 2, 1983	83-887733
Monterey	August 1, 1983	Pg. 34173	1655-830
City and County of San Francisco	August 1, 1983	D 376552	D559-205
San Joaquin	August 10, 1983	83058347
San Mateo	August 1, 1983	83080322
Santa Clara	August 1, 1983	7766085	H770-413
Solano	August 1, 1983	32353	Pg. 61300
Sonoma	August 1, 1983	83-50597	83-50597
Tulare	August 1, 1983	35981	4093-763
Ventura	November 15, 1983		130201
Yuba	August 1, 1983	1056	805-423

C-1

On December 15, 1995, Bank of America National Trust and Savings Association, transferred substantially all of its corporate trust business to First Trust of California, National Association. On March 30, 1998, First Trust of California, National Association changed its name to U.S. Bank Trust National Association, San Francisco. On January 10, 2002, U.S. Bank Trust National Association, San Francisco, merged with and into U.S. Bank National Association as successor trustee. Evidence of the above and U.S. Bank National Association’s status as successor trustee have been recorded in the offices of the Recorders of the following counties of the State of California on the respective dates and in the respective books of record and/or as the respective document numbers hereinafter set forth as follows:

County	Date of Recordation	Document No.	Book and (Reel-Image)

Fresno	March 9, 2009	2009-0032066
Lake	March 10, 2009	2009003530
Los Angeles	March 9, 2009	2009-03216507
Monterey	March 9, 2009	2009013888
San Joaquin	March 9, 2009	2009-038049
San Mateo	March 18, 2009	2009-030163
Solano	March 12, 2009	200900018231
Sonoma	March 9, 2009	2009019936
Tulare	March 9, 2009	2009-0013707
Ventura	March 9, 2009	20090309-00035462-0

C-2

EXHIBIT D

The First through Sixty-second Supplemental Indentures (or memoranda thereof) have been recorded in the offices of the Recorders of the following counties and city and county of the State of California on the respective dates and in the respective books of record and/or as the respective document numbers hereinafter set forth, as follows:

First Supplemental Indenture

Date of Recordation	Volume of Official Records	Page at Which Record Commences	County

January 7, 1929	40	432	Kings
January 7, 1929	157	256	Contra Costa

Second Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

Kings	August 20, 1929	48	442
Butte	August 20, 1929	116	389
Glenn	August 20, 1929	17	179
Alameda	August 20, 1929	2173	334
Tulare	August 20, 1929	337	88
Kern	August 21, 1929	320	95
Contra Costa	August 20, 1929	208	198

Third Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

Yuba	February 28, 1930	9
City and County of San Francisco	February 28, 1930	1985	257

Fourth Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

San Mateo	July 17, 1931	537	1
City and County of San Francisco	July 20, 1931	2232	284
Santa Clara	July 17, 1931	576	175

Fifth Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

City and County of San Francisco	March 31, 1932	2359	17
Yuba	April 6, 1932	12	469
Sonoma	April 6, 1932	320	39
Alameda	April 6, 1932	2808	77
Tulare	April 6, 1932	466	381
Los Angeles	April 6, 1932	11543	85
San Joaquin	April 6, 1932	397	375
Santa Clara	April 6, 1932	606	464
San Mateo	April 6, 1932	553	492
Butte	April 6, 1932	83	489
Kings	April 6, 1932	87	292
Glenn	April 6, 1932	43	123
Shasta	April 6, 1932	74	10
Contra Costa	April 6, 1932	299	449
Kern	April 6, 1932	428	473
Solano	April 6, 1932	89	66

Sixth Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

Alameda	June 15, 1936	3314	406
Butte	June 15, 1936	167	1
Contra Costa	June 15, 1936	418	12
Glenn	June 15, 1936	82	73
Kern	June 15, 1936	643	64
Kings	June 15, 1936	151	241
Los Angeles	June 15, 1936	14153	291
City and County of San Francisco	June 15, 1936	2972	1
San Joaquin	June 15, 1936	542	53
San Mateo	June 15, 1936	703	1
Santa Clara	June 15, 1936	777	137
Shasta	June 15, 1936	108	134
Solano	June 15, 1936	161	1
Sonoma	June 15, 1936	412	160
Tulare	June 15, 1936	682	1
Yuba	June 15, 1936	35	25

Seventh Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

Los Angeles	May 1, 1939	16572	206
City and County of San Francisco	May 2, 1939	3450	93
San Mateo	May 2, 1939	840	94
Sonoma	May 2, 1939	477	108
Kern	May 2, 1939	869	12

Eighth Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

Alameda	November 3, 1945	4780	134
Butte	November 2, 1945	380	1
Contra Costa	November 3, 1945	874	1
Fresno	February 21, 1962	4681	226
Glenn	November 2, 1945	191	1
Kern	November 2, 1945	1292	1
Kings	November 1, 1945	342	21
Los Angeles	November 2, 1945	22396	251
Monterey	February 21, 1962	Reel 23	1
City and County of San Francisco	November 2, 1945	4346	103
San Joaquin	November 3, 1945	960	21
San Mateo	November 3, 1945	1231	1
Santa Clara	November 1, 1945	1267	583
Solano	November 3, 1945	344	6
Sonoma	November 3, 1945	665	21
Tulare	November 3, 1945	1141	382
Ventura	November 15, 1983	Doc. No. 130177
Yuba	November 3, 1945	94	23

Ninth Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

Alameda	August 31, 1951	6525	237
Butte	August 30, 1951	603	1
Contra Costa	August 30, 1951	1814	508
Fresno	February 21, 1962	4681	437
Glenn	August 30, 1951	266	63
Kern	August 29, 1951	1840	373
Kings	August 30, 1951	502	228
Los Angeles	August 29, 1951	37102	345
Monterey	February 21, 1962	Reel 23	207
City and County of San Francisco	August 30, 1951	5773	355
San Joaquin	August 30, 1951	1372	123
San Mateo	August 30, 1951	2150	298
Santa Clara	August 30, 1951	2275	295
Solano	August 31, 1951	592	136
Sonoma	August 31, 1951	1072	420
Tulare	August 30, 1951	1539	528
Ventura	November 15, 1983	Doc. No. 130178
Yuba	August 31, 1951	155	177

Tenth Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

Alameda	July 10, 1953	7078	451
Butte	July 9, 1953	679	45
Contra Costa	July 9, 1953	2157	453
Fresno	February 21, 1962	4681	540
Glenn	July 9, 1953	297	139
Kern	July 8, 1953	2102	215
Kings	July 9, 1953	561	249
Los Angeles	July 8, 1953	42134	371
Monterey	February 21, 1962	Reel 23	314
City and County of San Francisco	July 9, 1953	6190	21
San Joaquin	July 9, 1953	1540	523
San Mateo	July 10, 1953	2443	248
Santa Clara	July 9, 1953	2680	50
Solano	July 9, 1953	677	4
Sonoma	July 10, 1953	1218	348
Tulare	July 9, 1953	1686	314
Ventura	November 15, 1983	Doc. No. 130179
Yuba	July 10, 1953	181	1

Eleventh Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

Alameda	August 20, 1954	7404	181
Butte	August 20, 1954	732	496
Contra Costa	August 20, 1954	2368	164
Fresno	February 21, 1962	4681	604
Glenn	August 20, 1954	314	369
Kern	August 20, 1954	2278	74
Kings	August 20, 1954	594	449
Los Angeles	August 19, 1954	45365	64
Monterey	February 21, 1962	Reel 23	377
City and County of San Francisco	August 20, 1954	6435	421
San Joaquin	August 20, 1954	1662	316
San Mateo	August 19, 1954	2636	330
Santa Clara	August 20, 1954	2942	331
Solano	August 19, 1954	728	10
Sonoma	August 20, 1954	1290	234
Tulare	August 20, 1954	1772	388
Ventura	November 15, 1983	Document No. 130180
Yuba	August 20, 1954	195	490

Twelfth Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

Alameda	October 7, 1955	7806	501
Butte	October 7, 1955	794	9
Contra Costa	October 7, 1955	2625	417
Fresno	February 21, 1962	4681	665
Glenn	October 7, 1955	331	350
Kern	October 6, 1955	2498	171
Kings	October 7, 1955	628	1
Los Angeles	October 6, 1955	49158	316
Monterey	February 21, 1962	Reel 23	439
City and County of San Francisco	October 7, 1955	6711	525
San Joaquin	October 7, 1955	1797	300
San Mateo	October 7, 1955	2890	480
Santa Clara	October 7, 1955	3299	406
Solano	October 7, 1955	792	422
Sonoma	October 7, 1955	1384	2
Tulare	October 7, 1955	1864	548
Ventura	November 15, 1983	Doc. No. 130181
Yuba	October 7, 1955	213	593

Thirteenth Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

Alameda	December 7, 1956	8226	15
Butte	December 7, 1956	859	117
Contra Costa	December 7, 1956	2894	20
Fresno	February 21, 1962	4681	729
Glenn	December 7, 1956	348	217
Kern	December 6, 1956	2699	390
Kings	December 7, 1956	666	316
Los Angeles	December 6, 1956	53054	61
Monterey	February 21, 1962	Reel 23	503
City and County of San Francisco	December 10, 1956	6970	41
San Joaquin	December 7, 1956	1925	1
San Mateo	December 7, 1956	3140	258
Santa Clara	December 7, 1956	3680	1
Solano	December 7, 1956	860	189
Sonoma	December 7, 1956	1489	28
Tulare	December 7, 1956	1961	551
Ventura	November 15, 1983	Doc. No. 130182
Yuba	December 7, 1956	233	65

Fourteenth Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

Alameda	March 20, 1964	Reel 1155	Image 2
Butte	March 20, 1964	1303	8
Contra Costa	March 20, 1964	4578	360
Fresno	March 20, 1964	4980	337
Glenn	March 20, 1964	463	1
Kern	March 19, 1964	3706	1
Los Angeles	March 19, 1964	D2401	6
Monterey	March 20, 1964	Reel 299	230
City and County of San Francisco	March 20, 1964	A734	966
San Joaquin	March 20, 1964	2801	126
San Mateo	March 19, 1964	4670	563
Santa Clara	March 20, 1964	6432	567
Solano	March 20, 1964	1259	331
Sonoma	March 19, 1964	2031	757
Tulare	March 20, 1964	2491	437
Ventura	November 15, 1983	Doc. No. 130183
Yuba	March 20, 1964	389	535

Fifteenth Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

Alameda	November 4, 1965	1635	610
Butte	November 4, 1965	1398	67
Contra Costa	November 4, 1965	4987	469
Fresno	November 4, 1965	5236	699
Glenn	November 4, 1965	483	194
Kern	November 3, 1965	3889	476
Los Angeles	November 3, 1965	D3104	7
Monterey	November 4, 1965	432	526
City and County of San Francisco	November 4, 1965	A983	431
San Joaquin	November 4, 1965	2996	13
San Mateo	November 4, 1965	5056	588
Santa Clara	November 4, 1965	7166	234
Solano	November 3, 1965	1366	547
Sonoma	November 3, 1965	2167	261
Tulare	November 4, 1965	2619	12
Ventura	November 15, 1983	Doc. No. 130184
Yuba	November 4, 1965	422	562

Sixteenth Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

Alameda	December 2, 1966	1881	788
Butte	December 2, 1966	1452	13
Contra Costa	December 2, 1966	5256	298
Fresno	December 2, 1966	5383	432
Glenn	December 2, 1966	495	555
Kern	December 1, 1966	3999	845
Los Angeles	December 1, 1966	D3496	236
Monterey	December 2, 1966	485	472
City and County of San Francisco	December 2, 1966	B101	10
San Joaquin	December 2, 1966	3090	511
San Mateo	December 2, 1966	5244	411
Santa Clara	December 2, 1966	7579	440
Solano	December 1, 1966	1429	482
Sonoma	December 1, 1966	2243	434
Tulare	December 2, 1966	2686	249
Ventura	November 15, 1983	Doc. No. 130185
Yuba	December 2, 1966	443	434

Seventeenth Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

Alameda	April 2, 1968	2154	273
Butte	April 2, 1968	1511	632
Contra Costa	April 2, 1968	5593	177
Fresno	April 3, 1968	5554	654
Glenn	April 2, 1968	507	326
Kern	April 3, 1968	4147	264
Los Angeles	April 2, 1968	D3959	10
Monterey	April 2, 1968	551	580
City and County of San Francisco	April 2, 1968	B230	362
San Joaquin	April 2, 1968	3199	132
San Mateo	April 2, 1968	5453	1
Santa Clara	April 2, 19688076	99
Solano	April 1, 1968	1501	35
Sonoma	April 3, 1968	2323	446
Tulare	April 3, 1968	2773	415
Ventura	November 15, 1983	Doc. No. 130186
Yuba	April 2, 1968	465	122

Eighteenth Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

Alameda	April 3, 1970	2592	708
Butte	April 6, 1970	1608	505
Contra Costa	April 3, 1970	6099	58
Fresno	April 3, 1970	5775	371
Glenn	April 6, 1970	524	168
Kern	April 3, 1970	4384	72
Los Angeles	April 6, 1970	D4677	518
Monterey	April 6, 1970	645	921
City and County of San Francisco	April 6, 1970	B414	258
San Joaquin	April 3, 1970	3381	569
San Mateo	April 3, 1970	5766	1
Santa Clara	April 3, 1970	8878	585
Solano	April 3, 1970	1618	477
Sonoma	April 3, 1970	2453	531
Tulare	April 3, 1970	2889	894
Ventura	November 15, 1983	Doc. No. 130187
Yuba	April 6, 1970	497	84

Nineteenth Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

Alameda	June 10, 1970	2632	835
Butte	June 11, 1970	1618	2
Contra Costa	June 10, 1970	6146	1
Fresno	June 10, 1970	5793	233
Glenn	June 11, 1970	526	170
Kern	June 9, 1970	4405	724
Los Angeles	June 10, 1970	D4736	731
Monterey	June 10, 1970	653	890
City and County of San Francisco	|June 11, 1970	B430	928
San Joaquin	June 10, 1970	3402	124
San Mateo	June 10, 1970	5792	57
Santa Clara	June 11, 1970	8949	586
Solano	June 10, 1970	1629	158
Sonoma	June 10, 1970	2465	923
Tulare	June 10, 1970	2898	231
Ventura	November 15, 1983	Doc. No. 130188
Yuba	June 11, 1970	500	77

Twentieth Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

Alameda	April 2, 1971	2820	92
Butte	April 2, 1971	1667	102
Contra Costa	April 2, 1971	6351	138
Fresno	April 2, 1971	5880	820
Glenn	April 2, 1971	533	530
Kern	April 1, 1971	4509	30
Los Angeles	April 1, 1971	D5014	368
Monterey	April 2, 1971	695	719
City and County of San Francisco	April 5, 1971	B507	812
San Joaquin	April 5, 1971	3509	305
San Mateo	April 2, 1971	5919	363
Santa Clara	April 2, 1971	9278	182
Solano	April 5, 1971	1677	384
Sonoma	April 2, 1971	2524	671
Tulare	April 2, 1971	2959	373
Ventura	November 15, 1983	Doc. No. 130189
Yuba	April 2, 1971	513	81

Twenty-first Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

Alameda	December 14, 1972	3298	449
Butte	December 14, 1972	1805	96
Contra Costa	December 14, 1972	6821	129
Fresno	December 14, 1972	6104	2
Glenn	December 14, 1972	554	371
Kern	December 15, 1972	4757	356
Los Angeles	December 14, 1972	D5698	815
Monterey	December 14, 1972	815	838
City and County of San Francisco	December 14, 1972	B708	675
San Joaquin	December 14, 1972	3718	161
San Mateo	December 14, 1972	6289	367
Santa Clara	December 14, 1972	0154	435
Solano	December 15, 1972	1795	147
Sonoma	December 14, 1972	2719	547
Tulare	December 14, 1972	3075	674
Ventura	November 15, 1983	Doc. No. 130190
Yuba	December 14, 1972	546	360

Twenty-second Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

Alameda	December 27, 1972	3306	930
Butte	December 27, 1972	1807	385
Contra Costa	December 27, 1972	6829	150
Fresno	December 27, 1972	6108	355
Glenn	December 27, 1972	555	69
Kern	December 29, 1972	4762	140
Los Angeles	December 27, 1972	D5710	690
Monterey	December 27, 1972	818	40
City and County of San Francisco	December 27, 1972	B712	707
San Joaquin	December 27, 1972	3721	317
San Mateo	December 27, 1972	6296	114
Santa Clara	December 27, 1972	0171	29
Solano	December 29, 1972	1797	530
Sonoma	December 27, 1972	2722	782
Tulare	December 27, 1972	3078	118
Ventura	November 15, 1983	Doc. No. 130191
Yuba	December 27, 1972	547	158

Twenty-third Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

Alameda	December 27, 1972	3307	1
Butte	December 27, 1972	1807	433
Contra Costa	December 27, 1972	6829	197
Fresno	December 27, 1972	6108	307
Glenn	December 27, 1972	555	116
Kern	December 27, 1972	4762	187
Los Angeles	December 27, 1972	D5710	737
Monterey	December 27, 1972	818	87
City and County of San Francisco	December 27, 1972	B712	733
San Joaquin	December 27, 1972	3721	269
San Mateo	December 27, 1972	6296	161
Santa Clara	December 27, 1972	0171	76
Solano	December 27, 1972	1797	577
Sonoma	December 27, 1972	2722	830
Tulare	December 27, 1972	3078	165
Ventura	November 15, 1983	Doc. No. 130192
Yuba	December 27, 1972	547	205

Twenty-fourth Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

Alameda	March 22, 1974	3635	156
Butte	March 22, 1974	1896	665
Contra Costa	March 22, 1974	7183	54
Fresno	March 22, 1974	6279	513
Glenn	March 22, 1974	570	163
Kern	March 22, 1974	4832	519
Los Angeles	March 22, 1974	D6209	133
Monterey	March 22, 1974	902	1
City and County of San Francisco	March 22, 1974	B866	907
San Joaquin	March 22, 1974	3856	1
San Mateo	March 22, 1974	6574	611
Santa Clara	March 22, 1974	815	125
Solano	March 22, 1974	1974	11482
Sonoma	March 22, 1974	2847	542
Tulare	March 22, 1974	3166	315
Ventura	November 15, 1983	Doc. No. 130193
Yuba	March 22, 1974	571	423

Twenty-fifth Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

Alameda	June 20, 1975	4007	676
Butte	June 20, 1975	1995	455
Contra Costa	June 20, 1975	7543	54
Fresno	June 20, 1975	6447	21
Glenn	June 20, 1975	587	128
Kern	June 20, 1975	4901	154
Los Angeles	June 20, 1975	D6698	184
Monterey	June 20, 1975	985	335
City and County of San Francisco	June 20, 1975	C30	188
San Joaquin	June 20, 1975	3996	258
San Mateo	June 20, 1975	6872	1
Santa Clara	June 20, 1975	B474	219
Solano	June 20, 1975	1975	25377
Sonoma	June 20, 1975	2970	761
Tulare	June 20, 1975	3249	11
Ventura	November 15, 1983	Doc. No. 130195
Yuba	June 20, 1975	595	695

Twenty-sixth Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

Alameda	June 10, 1976	4397	342
Butte	June 10, 1976	2077	441
Contra Costa	June 10, 1976	7896	746
Fresno	June 11, 1976	6608	364
Glenn	June 10, 1976	600	137
Kern	June 11, 1976	4960	1166
Los Angeles	June 10, 1976	10257	734
Monterey	June 10, 1976	1060	798
City and County of San Francisco	June 10, 1976	C184	1
San Joaquin	June 10, 1976	4136	42
San Mateo	June 10, 1976	7151	667
Santa Clara	June 10, 1976	C073	688
Solano	June 10, 1976	1976	31463
Sonoma	June 10, 1976	3089	913
Tulare	June 10, 1976	3326	626
Ventura	November 15, 1983	Doc. No. 130195
Yuba	June 10, 1976	616	512

Twenty-seventh Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

Alameda	March 24, 1978	5312	57
Butte	March 24, 1978	2268	279
Fresno	March 27, 1978	6997	25
Glenn	March 24, 1978	626	594
Kern	March 24, 1978	5098	1124
Los Angeles	March 24, 1978	Doc. No. 78-310554
Monterey	March 24, 1978	1227	755
City and County of San Francisco	March 24, 1978	C538	664
San Joaquin	March 27, 1978	4377	286
San Mateo	March 24, 1978	7728	715
Santa Clara	March 24, 1978	D549	102
Solano	March 24, 1978	21803	73
Sonoma	March 24, 1978	3371	634
Tulare	March 27, 1978	3315	618
Ventura	November 15, 1983	Doc. No. 130196
Yuba	March 24, 1978	662	589

Twenty-eighth Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

Alameda	August 28, 1978	5551	62
Butte	August 28, 1978	2318	170
Fresno	August 28, 1978	7107	2
Glenn	August 28, 1978	633	666
Kern	August 28, 1978	5135	674
Los Angeles	August 28, 1978	Doc. No. 78-951209
Monterey	August 28, 1978	1270	1030
City and County of San Francisco	August 28, 1978	C631	740
San Joaquin	August 28, 1978	4442	141
San Mateo	August 28, 1978	7774	1709
Santa Clara	August 28, 1978	D914	715
Solano	August 28, 1978	71420
Sonoma	August 28, 1978	3445	337
Tulare	August 28, 1978	3566	14
Ventura	November 15, 1983	Doc. No. 130197
Yuba	August 28, 1978	675	331

Twenty-ninth Supplemental Indenture

County or City and County	Date of Recordation	Volume of Official Records	Pages At Which Record Commences

Alameda	March 28, 1980	80-055698
Butte	March 28, 1980	2500	503
Fresno	March 31, 1980	7494	230
Glenn	March 31, 1980	663	509
Kern	March 28, 1980	5275	818
Los Angeles	March 31, 1980	Doc. No. 80-318971
Monterey	March 31, 1980	1399	636
City and County of San Francisco	March 28, 1980	C970	327
San Joaquin	March 31, 1980	80020795
San Mateo	March 28, 1980	7948	1952
Santa Clara	March 28, 1980	F233	366
Solano	March 28, 1980	23159
Sonoma	March 28, 1980	80-18782
Tulare	March 31, 1980	3753	500
Ventura	November 15, 1983	Doc. No. 130198
Yuba	March 28, 1980	722	625

Thirtieth Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.	(Reel Image)

Alameda	January 2, 1981	81-000002
Butte	January 2, 1981	81-113	2583-250
Fresno	January 2, 1981	401	7651-362
Glenn	January 2, 1981	0023	678-226
Kern	January 5, 1981	000286	5342-1512
Los Angeles	January 2, 1981	81-2293
Monterey	January 2, 1981	G00066	1456-551
City and County of San Francisco	December 31, 1980	D044298	D127-551
San Joaquin	January 2, 1981	81000191
San Mateo	January 2, 1981	0507AS
Santa Clara	January 2, 1981	6941984	F825-269
Solano	January 2, 1981	60 Pg. 90-156
Sonoma	January 2, 1981	81-000131
Tulare	January 2, 1981	189	3828-412
Ventura	November 15, 1983	130199
Yuba	January 2, 1981	7644	743-99

Thirty-first Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.	(Reel Image)

Alameda	May 4, 1982	82-064230
Butte	May 4, 1982	82-12318	2715-529
Fresno	May 3, 1982	37212	7901-572
Glenn	May 4, 1982	1908	704-299
Kern	May 3, 1982	40614	5456-1478
Los Angeles	May 3, 1982	82-445736
Monterey	May 3, 1982	G17137	1549-234
City and County of San Francisco	May 3, 1982	D198127	D392-276
San Joaquin	May 4, 1982	82022803
San Mateo	May 3, 1982	82035410
Santa Clara	May 3, 1982	7353398
Solano	May 3, 1982	15522	Pg. 26792
Sonoma	May 3, 1982	82-23083
Tulare	May 3, 1982	19242	3961-163
Ventura	November 15, 1983	130200
Yuba	May 3, 1982	10984	775-263

Thirty-second Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.	(Reel Image)

Alameda	October 13, 1983	83-191597
Butte	October 13, 1983	83-34081	2874-684
Fresno	October 13, 1983	83095135
Glenn	October 13, 1983	4435	733-446
Kern	October 13, 1983	041161	5597-658
Los Angeles	October 13, 1983	83-1208172
Monterey	October 13, 1983	G46236	1674-1194
City and County of San Francisco	October 13, 1983	D408975
San Joaquin	October 13, 1983	83074718
San Mateo	October 13, 1983	83112077
Santa Clara	October 13, 1983	780561	H980-717
Solano	October 13, 1983	45171	Pg 85369
Sonoma	October 13, 1983	83069362
Tulare	October 13, 1983	51515	4120-726
Ventura	October 13, 1983	117059
Ventura re-recorded	November 15, 1983	130202
Yuba	October 13, 1983	3764	810-614

Thirty-third Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.	(Reel Image)

Alameda	September 13, 1988	88-232083
Butte	September 13, 1988	88-031123
Fresno	September 13, 1988	88101543
Glenn	September 13, 1988	88-4023
Kern	September 13, 1988	31355	6162-1754
Los Angeles	September 13, 1988	88-1464893
Monterey	September 13, 1988	47561	2273-660
City and County of San Francisco	September 13, 1988	E243818
San Joaquin	September 13, 1988	88077190
San Mateo	September 13, 1988	88120443
Santa Clara	September 13, 1988	9833944
Solano	September 13, 1988	54422	1988-117737
Sonoma	September 13, 1988	88-77182
Tulare	September 13, 1988	58120	4745-662
Ventura	September 13, 1988	88-133327
Yuba	September 13, 1988	2818

Thirty-fourth Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.	(Reel Image)

Alameda	December 20, 1990	90-332019
Butte	December 20, 1990	90-054231
Fresno	December 20, 1990	90155101
Glenn	December 21, 1990	90-6395
Kern	December 20, 1990	85807	6468-709
Los Angeles	December 20, 1990	90-2094360
Monterey	December 20, 1990	73725	2589-678
City and County of San Francisco	December 20, 1990	E836831	F276-480
San Joaquin	December 20, 1990	90122496
San Mateo	December 20, 1990	90165083
Santa Clara	December 21, 1990	10758142
Solano	December 20, 1990	99015	1990
Sonoma	December 20, 1990	90-122784
Tulare	December 20, 1990	83069
Ventura	December 20, 1990	90-187399
Yuba	December 20, 1990	90-14553

Thirty-fifth Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.	(Reel Image)

Alameda	November 3, 1992	92-358477
Butte	November 3, 1992	92-050443
Fresno	November 3, 1992	92167544
Glenn	November 3, 1992	92-5920
Kern	November 3, 1992	167635	6757-1488
Los Angeles	November 3, 1992	92-2022769
Monterey	November 3, 1992	78604	2867-956
City and County of San Francisco	November 3, 1992	F237077
San Joaquin	November 2, 1992	92127961
San Mateo	November 3, 1992	92180648
Santa Clara	November 3, 1992	11617179
Solano	November 3, 1992	101527
Sonoma	November 3, 1992	1992-137370
Tulare	November 3, 1992	92-081425
Ventura	November 3, 1992	92-198950
Yuba	November 3, 1992	92-13796

Thirty-sixth Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.	(Reel Image)

Alameda	June 9, 1993	93-202253
Butte	June 9, 1993	93-023408
Fresno	June 9, 1993	93086809
Glenn	June 10, 1993	93-2925
Kern	June 9, 1993	82236	6859-1043
Los Angeles	June 9, 1993	93-1098735
Monterey	June 9, 1993	38484
City and County of San Francisco	June 9, 1993	F371252	F896-0727
San Joaquin	June 9, 1993	93067318
San Mateo	June 9, 1993	93094357
Santa Clara	June 9, 1993	11944269
Solano	June 9, 1993	93-51895
Sonoma	June 9, 1993	93-71358
Tulare	June 9, 1993	93-040396
Ventura	June 9, 1993	93-104242
Yuba	June 9, 1993	93-06640

Thirty-seventh Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.	(Reel Image)

Alameda	September 28, 1993	93342967
Butte	September 28, 1993	93-041800
Fresno	September 28, 1993	93148269
Glenn	September 28, 1993	93-5140
Kern	September 28, 1993	140436	6915-188
Los Angeles	September 28, 1993	93-1891500
Monterey	September 28, 1993	66464
City and County of San Francisco	September 28, 1993	F456929	F973-511
San Joaquin	September 28, 1993	93111959
San Mateo	September 28, 1993	93164391
Santa Clara	September 28, 1993	12128051
Solano	September 28, 1993	93-88880	1993
Sonoma	September 28, 1993	93-121864
Tulare	September 28, 1993	93-069108A
Ventura	September 28, 1993	93-181168
Yuba	September 28, 1993	93-11284

Thirty-eighth Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.	(Reel Image)

Alameda	November 2, 1993	93390873
Butte	November 2, 1993	93-048806
Fresno	November 2, 1993	93170561
Glenn	November 2, 1993	93-5825
Kern	November 2, 1993	162046	6935-2210
Lake	March 19, 2009	2009004258
Los Angeles	November 2, 1993	93-2143052
Monterey	November 2, 1993	77734
City and County of San Francisco	November 2, 1993	F477371	F997-0471
San Joaquin	November 2, 1993	93129084
San Mateo	November 2, 1993	93188734
Santa Clara	November 2, 1993	12188841
Solano	November 2, 1993	1993-104293	1993
Sonoma	November 2, 1993	93-140937
Tulare	November 2, 1993	93-078948A
Ventura	November 2, 1993	92-208807
Yuba	November 2, 1993	93-12958

Memorandum of Indenture referencing the First through Thirty-eighth Supplemental Indentures

County or City and County	Date of Recordation	Book and Page Document No.	(Reel Image)

Marin	March 30, 2009	2009-0015722

Thirty-ninth Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.

Alameda	April 22, 2009	2009119008
Butte	April 21, 2009	2009-0013432
Fresno	April 20, 2009	2009-0052637
Glenn	April 21, 2009	2009-1905
Kern	April 20, 2009	0209055645
Lake	April 20, 2009	2009006046
Los Angeles	April 20, 2009	20090566180
Marin	April 22, 2009	2009-0020894
Monterey	April 20, 2009	2009023402
San Joaquin	April 20, 2009	2009-058460
San Mateo	April 20, 2009	2009-046297
Santa Clara	April 20, 2009	20217134
Solano	April 20, 2009	200900029003
Sonoma	April 20, 2009	2009035713
Tulare	April 20, 2009	2009-0023090
Ventura	April 20, 2009	20090420-00061689-0
Yuba	April 20, 2009	2009R-005256

Fortieth Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.

Alameda	April 22, 2009	2009119009
Butte	April 21, 2009	2009-0013433
Fresno	April 20, 2009	2009-0052638
Glenn	April 21, 2009	2009-1906
Kern	April 20, 2009	0209055646
Lake	April 20, 2009	2009006047
Los Angeles	April 20, 2009	20090566181
Marin	April 22, 2009	2009-0020895
Monterey	April 20, 2009	2009023403
San Joaquin	April 20, 2009	2009-058461
San Mateo	April 20, 2009	2009-046298
Santa Clara	April 20, 2009	20217135
Solano	April 20, 2009	200900029004
Sonoma	April 20, 2009	2009035714
Tulare	April 20, 2009	2009-0023091
Ventura	April 20, 2009	20090420-00061690-0
Yuba	April 20, 2009	2009R-005257

Forty-first Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.

Alameda	April 22, 2009	2009119010
Butte	April 21, 2009	2009-0013434
Fresno	April 20, 2009	2009-0052639
Glenn	April 21, 2009	2009-1907
Kern	April 20, 2009	0209055647
Lake	April 20, 2009	2009006048
Los Angeles	April 20, 2009	20090566182
Marin	April 22, 2009	2009-0020896
Monterey	April 20, 2009	2009023404
San Joaquin	April 20, 2009	2009-058462
San Mateo	April 20, 2009	2009-046299
Santa Clara	April 20, 2009	20217136
Solano	April 20, 2009	200900029005
Sonoma	April 20, 2009	2009035715
Tulare	April 20, 2009	2009-0023092
Ventura	April 20, 2009	20090420-00061691-0
Yuba	April 20, 2009	2009R-005258

Forty-second Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.

Alameda	April 22, 2009	2009119011
Butte	April 21, 2009	2009-0013435
Fresno	April 20, 2009	2009-0052640
Glenn	April 21, 2009	2009-1908
Kern	April 20, 2009	0209055648
Lake	April 20, 2009	2009006049
Los Angeles	April 20, 2009	20090566183
Marin	April 22, 2009	2009-0020897
Monterey	April 20, 2009	2009023405
San Joaquin	April 20, 2009	2009-058463
San Mateo	April 20, 2009	2009-046300
Santa Clara	April 20, 2009	20217137
Solano	April 20, 2009	200900029006
Sonoma	April 20, 2009	2009035716
Tulare	April 20, 2009	2009-0023093
Ventura	April 20, 2009	20090420-00061692-0
Yuba	April 20, 2009	2009R-005259

Forty-third Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.

Alameda	April 22, 2009	2009119012
Butte	April 21, 2009	2009-0013436
Fresno	April 20, 2009	2009-0052641
Glenn	April 21, 2009	2009-1909
Kern	April 20, 2009	0209055649
Lake	April 20, 2009	2009006050
Los Angeles	April 20, 2009	20090566184
Marin	April 22, 2009	2009-0020898
Monterey	April 20, 2009	2009023406
San Joaquin	April 20, 2009	2009-058464
San Mateo	April 20, 2009	2009-046301
Santa Clara	April 20, 2009	20217138
Solano	April 20, 2009	200900029007
Sonoma	April 20, 2009	2009035717
Tulare	April 20, 2009	2009-0023094
Ventura	April 20, 2009	20090420-00061693-0
Yuba	April 20, 2009	2009R-005260

Forty-fourth Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.

Alameda	April 22, 2009	2009119013
Butte	April 21, 2009	2009-0013437
Fresno	April 20, 2009	2009-0052642
Glenn	April 21, 2009	2009-1910
Kern	April 20, 2009	0209055650
Lake	April 20, 2009	2009006051
Los Angeles	April 20, 2009	20090566185
Marin	April 22, 2009	2009-0020899
Monterey	April 20, 2009	2009023407
San Joaquin	April 20, 2009	2009-058465
San Mateo	April 20, 2009	2009-046302
Santa Clara	April 20, 2009	20217139
Solano	April 20, 2009	200900029030
Sonoma	April 20, 2009	2009035718
Tulare	April 20, 2009	2009-0023095
Ventura	April 20, 2009	20090420-00061694-0
Yuba	April 20, 2009	2009R-005261

Forty-fifth Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.

Alameda	April 22, 2009	2009119014
Butte	April 21, 2009	2009-0013438
Fresno	April 20, 2009	2009-0052643
Glenn	April 21, 2009	2009-1911
Kern	April 20, 2009	0209055651
Lake	April 20, 2009	2009006052
Los Angeles	April 20, 2009	20090566186
Marin	April 22, 2009	2009-0020900
Monterey	April 20, 2009	2009023408
San Joaquin	April 20, 2009	2009-058466
San Mateo	April 20, 2009	2009-046303
Santa Clara	April 20, 2009	20217140
Solano	April 20, 2009	200900029031
Sonoma	April 20, 2009	2009035719
Tulare	April 20, 2009	2009-0023096
Ventura	April 20, 2009	20090420-00061695-0
Yuba	April 20, 2009	2009R-005262

Forty-sixth Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.

Alameda	April 22, 2009	2009119015
Butte	April 21, 2009	2009-0013439
Fresno	April 20, 2009	2009-0052644
Glenn	April 21, 2009	2009-1912
Kern	April 20, 2009	0209055652
Lake	April 20, 2009	2009006053
Los Angeles	April 20, 2009	20090566187
Marin	April 22, 2009	2009-0020901
Monterey	April 20, 2009	2009023409
San Joaquin	April 20, 2009	2009-058467
San Mateo	April 20, 2009	2009-046304
Santa Clara	April 20, 2009	20217141
Solano	April 20, 2009	200900029032
Sonoma	April 20, 2009	2009035720
Tulare	April 20, 2009	2009-0023097
Ventura	April 20, 2009	20090420-00061700-0
Yuba	April 20, 2009	2009R-005263

Forty-seventh Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.

Alameda	April 22, 2009	2009119016
Butte	April 21, 2009	2009-0013440
Fresno	April 20, 2009	2009-0052645
Glenn	April 21, 2009	2009-1913
Kern	April 20, 2009	0209055653
Lake	April 20, 2009	2009006054
Los Angeles	April 20, 2009	20090566188
Marin	April 22, 2009	2009-0020902
Monterey	April 20, 2009	2009023410
San Joaquin	April 20, 2009	2009-058468
San Mateo	April 20, 2009	2009-046305
Santa Clara	April 20, 2009	20217142
Solano	April 20, 2009	200900029033
Sonoma	April 20, 2009	2009035721
Tulare	April 20, 2009	2009-0023098
Ventura	April 20, 2009	20090420-00061699-0
Yuba	April 20, 2009	2009R-005264

Forty-eighth Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.

Alameda	April 22, 2009	2009119017
Butte	April 21, 2009	2009-0013441
Fresno	April 20, 2009	2009-0052646
Glenn	April 21, 2009	2009-1914
Kern	April 20, 2009	0209055654
Lake	April 20, 2009	2009006055
Los Angeles	April 20, 2009	20090566189
Marin	April 22, 2009	2009-0020903
Monterey	April 20, 2009	2009023411
San Joaquin	April 20, 2009	2009-058469
San Mateo	April 20, 2009	2009-046306
Santa Clara	April 20, 2009	20217143
Solano	April 20, 2009	200900029034
Sonoma	April 20, 2009	2009035722
Tulare	April 20, 2009	2009-0023099
Ventura	April 20, 2009	20090420-00061698-0
Yuba	April 20, 2009	2009R-005265

Forty-ninth Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.

Alameda	April 22, 2009	2009119018
Butte	April 21, 2009	2009-0013442
Fresno	April 20, 2009	2009-0052647
Glenn	April 21, 2009	2009-1915
Kern	April 20, 2009	0209055655
Lake	April 20, 2009	2009006056
Los Angeles	April 20, 2009	20090566190
Marin	April 22, 2009	2009-0020904
Monterey	April 20, 2009	2009023412
San Joaquin	April 20, 2009	2009-058470
San Mateo	April 20, 2009	2009-046307
Santa Clara	April 20, 2009	20217144
Solano	April 20, 2009	200900029041
Sonoma	April 20, 2009	2009035723
Tulare	April 20, 2009	2009-0023100
Ventura	April 20, 2009	20090420-00061697-0
Yuba	April 20, 2009	2009R-005266

Fiftieth Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.

Alameda	April 22, 2009	2009119019
Butte	April 21, 2009	2009-0013443
Fresno	April 20, 2009	2009-0052648
Glenn	April 21, 2009	2009-1916
Kern	April 20, 2009	0209055656
Lake	April 20, 2009	2009006057
Los Angeles	April 20, 2009	20090566191
Marin	April 22, 2009	2009-0020905
Monterey	April 20, 2009	2009023413
San Joaquin	April 20, 2009	2009-058471
San Mateo	April 20, 2009	2009-046308
Santa Clara	April 20, 2009	20217145
Solano	April 20, 2009	200900029042
Sonoma	April 20, 2009	2009035724
Tulare	April 20, 2009	2009-0023101
Ventura	April 20, 2009	20090420-00061696-0
Yuba	April 20, 2009	2009R-005267

Fifty-first Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.

Alameda	April 22, 2009	2009119020
Butte	April 21, 2009	2009-0013444
Fresno	April 20, 2009	2009-0052649
Glenn	April 21, 2009	2009-1917
Kern	April 20, 2009	0209055657
Lake	April 20, 2009	2009006058
Los Angeles	April 20, 2009	20090566192
Marin	April 22, 2009	2009-0020906
Monterey	April 20, 2009	2009023414
San Joaquin	April 20, 2009	2009-058472
San Mateo	April 20, 2009	2009-046309
Santa Clara	April 20, 2009	20217146
Solano	April 20, 2009	200900029043
Sonoma	April 20, 2009	2009035725
Tulare	April 20, 2009	2009-0023102
Ventura	April 20, 2009	20090420-00061707-0
Yuba	April 20, 2009	2009R-005268

Fifty-second Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.

Alameda	April 22, 2009	2009119021
Butte	April 21, 2009	2009-0013445
Fresno	April 20, 2009	2009-0052650
Glenn	April 21, 2009	2009-1918
Kern	April 20, 2009	0209055658
Lake	April 20, 2009	2009006059
Los Angeles	April 20, 2009	20090566193
Marin	April 22, 2009	2009-0020907
Monterey	April 20, 2009	2009023415
San Joaquin	April 20, 2009	2009-058473
San Mateo	April 20, 2009	2009-046310
Santa Clara	April 20, 2009	20217147
Solano	April 20, 2009	200900029044
Sonoma	April 20, 2009	2009035726
Tulare	April 20, 2009	2009-0023103
Ventura	April 20, 2009	20090420-00061706-0
Yuba	April 20, 2009	2009R-005269

Fifty-third Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.

Alameda	April 22, 2009	2009119022
Butte	April 21, 2009	2009-0013446
Fresno	April 20, 2009	2009-0052651
Glenn	April 21, 2009	2009-1919
Kern	April 20, 2009	0209055659
Lake	April 20, 2009	2009006060
Los Angeles	April 20, 2009	20090566194
Marin	April 22, 2009	2009-0020908
Monterey	April 20, 2009	2009023416
San Joaquin	April 20, 2009	2009-058474
San Mateo	April 20, 2009	2009-046311
Santa Clara	April 20, 2009	20217148
Solano	April 20, 2009	200900029045
Sonoma	April 20, 2009	2009035727
Tulare	April 20, 2009	2009-0023104
Ventura	April 20, 2009	20090420-00061705-0
Yuba	April 20, 2009	2009R-005270

Fifty-fourth Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.

Alameda	April 22, 2009	2009119023
Butte	April 21, 2009	2009-0013447
Fresno	April 20, 2009	2009-0052652
Glenn	April 21, 2009	2009-1920
Kern	April 20, 2009	0209055660
Lake	April 20, 2009	2009006061
Los Angeles	April 20, 2009	20090566195
Marin	April 22, 2009	2009-0020909
Monterey	April 20, 2009	2009023417
San Joaquin	April 20, 2009	2009-058475
San Mateo	April 20, 2009	2009-046312
Santa Clara	April 20, 2009	20217149
Solano	April 20, 2009	200900029061
Sonoma	April 20, 2009	2009035728
Tulare	April 20, 2009	2009-0023105
Ventura	April 20, 2009	20090420-00061704-0
Yuba	April 20, 2009	2009R-005271

Fifty-fifth Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.

Alameda	April 22, 2009	2009119024
Butte	April 21, 2009	2009-0013448
Fresno	April 20, 2009	2009-0052653
Glenn	April 21, 2009	2009-1921
Kern	April 20, 2009	0209055661
Lake	April 20, 2009	2009006062
Los Angeles	April 20, 2009	20090566196
Marin	April 22, 2009	2009-0020910
Monterey	April 20, 2009	2009023418
San Joaquin	April 20, 2009	2009-058476
San Mateo	April 20, 2009	2009-046313
Santa Clara	April 20, 2009	20217150
Solano	April 20, 2009	200900029064
Sonoma	April 20, 2009	2009035729
Tulare	April 20, 2009	2009-0023106
Ventura	April 20, 2009	20090420-00061703-0
Yuba	April 20, 2009	2009R-005272

Fifty-sixth Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.

Alameda	April 22, 2009	2009119025
Butte	April 21, 2009	2009-0013449
Fresno	April 20, 2009	2009-0052654
Glenn	April 21, 2009	2009-1922
Kern	April 20, 2009	0209055662
Lake	April 20, 2009	2009006063
Los Angeles	April 20, 2009	20090566197
Marin	April 22, 2009	2009-0020911
Monterey	April 20, 2009	2009023419
San Joaquin	April 20, 2009	2009-058477
San Mateo	April 20, 2009	2009-046314
Santa Clara	April 20, 2009	20217151
Solano	April 20, 2009	200900029063
Sonoma	April 20, 2009	2009035730
Tulare	April 20, 2009	2009-0023107
Ventura	April 20, 2009	20090420-00061702-0
Yuba	April 20, 2009	2009R-005273

Fifty-seventh Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.

Alameda	April 22, 2009	2009119026
Butte	April 21, 2009	2009-0013450
Fresno	April 20, 2009	2009-0052655
Glenn	April 21, 2009	2009-1923
Kern	April 20, 2009	0209055663
Lake	April 20, 2009	2009006064
Los Angeles	April 20, 2009	20090566198
Marin	April 22, 2009	2009-0020912
Monterey	April 20, 2009	2009023420
San Joaquin	April 20, 2009	2009-058478
San Mateo	April 20, 2009	2009-046315
Santa Clara	April 20, 2009	20217152
Solano	April 20, 2009	200900029062
Sonoma	April 20, 2009	2009035731
Tulare	April 20, 2009	2009-0023108
Ventura	April 20, 2009	20090420-00061701-0
Yuba	April 20, 2009	2009R-005274

Fifty-eighth Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.

Alameda	November 23, 2010	2010346038
Butte	November 23, 2010	2010-0040947
Fresno	November 23, 2010	2010-0156840
Glenn	November 23, 2010	2010-5034
Kern	November 23, 2010	0210163117
Lake	November 23, 2010	2010017941
Los Angeles	November 23, 2010	20101697409
Marin	November 23, 2010	2010-0060238
Monterey	November 23, 2010	2010069169
San Joaquin	November 23, 2010	2010-151817
San Mateo	November 23, 2010	2010-142282
Santa Clara	November 29, 2010	20977239
Solano	November 23, 2010	201000109991
Sonoma	November 23, 2010	2010106404
Tulare	November 23, 2010	2010-0075330
Ventura	November 23, 2010	20101123-00182795-0
Yuba	November 23, 2010	2010R-014697

Fifty-ninth Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.

Alameda	October 15, 2015	2015279273
Butte	October 15, 2015	2015-0037754
Fresno	October 15, 2015	2015-0133669-00
Glenn	October 15, 2015	2015-4574
Kern	October 15, 2015	000215145138
Lake	October 16, 2015	2015013611
Los Angeles	October 15, 2015	20151270767
Marin	November 6, 2015	2015-0052742
Monterey	October 28, 2015	2015062248
San Joaquin	October 15, 2015	2015-124229
San Mateo	October 15, 2015	2015-109346
Santa Clara	October 15, 2015	23116744
Solano	October 15, 2015	201500094603
Sonoma	October 15, 2015	2015090043
Tulare	October 15, 2015	2015-0062116
Ventura	October 15, 2015	20151015-00153061-0
Yuba	October 15, 2015	2015-012533

Sixtieth Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.

Alameda	March 16, 2016	2016063581
Butte	March 16, 2016	2016-0009912
Fresno	March 16, 2016	2016-0033119-00
Glenn	March 16, 2016	2016-1056
Kern	March 16, 2016	0216032356
Lake	March 24, 2016	2016003595
Los Angeles	March 24, 2016	20160325694
Marin	March 24, 2016	2016-0012237
Monterey	March 24, 2016	2016015168
San Joaquin	March 24, 2016	2016-033300
San Mateo	March 24, 2016	2016-026192
Santa Clara	March 24, 2016	23253981
Solano	March 24, 2016	201600023269
Sonoma	March 24, 2016	2016026350
Tulare	March 24, 2016	2016-0015981
Ventura	March 24, 2016	20160324-00039701-0
Yuba	March 24, 2016	2016-003372

Sixty-first Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.

Alameda	September 20, 2018	2018183897
Butte	September 21, 2018	2018-0032709
Fresno	September 20, 2018	2018-0115338
Glenn	September 20, 2018	2018-3788
Kern	September 20, 2018	218124147
Lake	October 9, 2018	2018012937
Los Angeles	September 20, 2018	20180967205
Marin	September 20, 2018	20180033309
Monterey	October 5, 2018	2018044529
San Joaquin	September 21, 2018	2018105521
San Mateo	September 20, 2018	2018-073742
Santa Clara	September 24, 2018	24029689
Solano	September 20, 2018	201800064338
Sonoma	September 20, 2018	2018066353
Tulare	September 20, 2018	2018-0052003
Ventura	September 20, 2018	20180920-00107550-0
Yuba	September 20, 2018	2018011780

Sixty-second Supplemental Indenture

County or City and County	Date of Recordation	Book and Page Document No.

Alameda	June 20, 2019	2019117109
Butte	June 20, 2019	2019-0029197
Fresno	July 2, 2019	2019-0072765
Glenn	June 20, 2019	2019-2384
Kern	June 20, 2019	219072281
Lake	June 24, 2019	2019007546
Los Angeles	June 20, 2019	20190590281
Marin	June 20, 2019	2019-0021368
Monterey	June 20, 2019	2019025527
San Joaquin	June 20, 2019	2019-064820
San Mateo	June 20, 2019	2019-047874
Santa Clara	June 20, 2019	2427789
Solano	June 21, 2019	201900039720
Sonoma	June 20, 2019	2019041542
Tulare	June 20, 2019	2019-0032832
Ventura	June 20, 2019	20190620-00069078 1/70
Yuba	June 20, 2019	2019-007529